       Bombardier Manufactured Housing Contract Pass-Through Certificates,
                                  Series 1998-C
                             Computational Materials






 BOND PROFILE SUMMARY
 ---------------------------------------------------------------------------
  Class           Original    Coupon  Avg.   CBE            1st   Last  Mod.
  Name & Type         Par       %     Life  Yield  Price    Pay   Pay   Dur.
 ---------------------------------------------------------------------------
 To Call:
  A1  SENIOR    143,112,000   6.8600  6.07  6.900  99-31+  12/98  2/16  4.26
  M1  AA MEZZ    14,690,000   7.4000 11.18  7.481  99-30+  12/03  2/16  7.08
  M2  A SUB      10,426,000   7.8900 11.18  7.981  99-31   12/03  2/16  6.89
  B1  BBB SUB     8,056,000   8.5000 11.18  9.730  92-27   12/03  2/16  6.42
  B2  BB SUB      8,530,000   ------ 11.18  -----  -----   12/03  2/16  ----
 --------------------------
 To Maturity:
  A1  SENIOR    143,112,000   6.8600  6.34  6.901  99-31+  12/98  4/24  4.33
  M1  AA MEZZ    14,690,000   7.4000 11.79  7.482  99-30+  12/03  9/22  7.22
  M2  A SUB      10,426,000   7.8900 11.71  7.982  99-31   12/03  6/21  7.00
  B1  BBB SUB     8,056,000   8.5000 11.49  9.720  92-27   12/03  7/19  6.47
  B2  BB SUB      8,530,000   ------ 12.67  -----  -----   12/03 10/25  ----
 ---------------------------------------------------------------------------

 Note:

 (1) Data assumes a prepayment speed of 160% MHP.

 (2) Coupon and price are assumed for computational materials.

 (3) B2 Certificates are not offered.












The above analysis has not been prepared nor reviewed by the Issuer and is not intended to be a prospectus. Any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.




CREDIT | FIRST
SUISSE | BOSTON                                                               1

       Bombardier Manufactured Housing Contract Pass-Through Certificates,
                                  Series 1998-C
                             Computational Materials




 BOND PROFILE SUMMARY

 -----------------------------------------------------------------------------
 Percent of MHP:           0        75       100       160       200       300
 -----------------------------------------------------------------------------


 A1 SENIOR
 Price: 99-31+      Coupon: 6.8600                 Original Par:   143,112,000
 -----------------------------------------------------------------------------
 To Call:
 Bond Yield:            6.93      6.92      6.91      6.90      6.89      6.86
 Average Life:         16.26      9.72      8.40      6.07      4.89      3.06
 Duration:              8.69      5.98      5.39      4.26      3.62      2.50
 First Prin Pay:       12/98     12/98     12/98     12/98     12/98     12/98
 Last Prin Pay:         1/27     10/22      9/20      2/16      9/13      6/09
 ---------------------------
 To Maturity:
 Bond Yield:            6.93      6.92      6.91      6.90      6.89      6.86
 Average Life:         16.32      9.92      8.65      6.34      5.13      3.18
 Duration:              8.70      6.01      5.43      4.33      3.70      2.55
 First Prin Pay:       12/98     12/98     12/98     12/98     12/98     12/98
 Last Prin Pay:         6/28      8/27      1/27      4/24     12/21      5/16
 -----------------------------------------------------------------------------


 M1 AA MEZZ
 Price: 99-30+      Coupon: 7.4000                 Original Par:    14,690,000
 -----------------------------------------------------------------------------
 To Call:
 Bond Yield:            7.49      7.49      7.49      7.48      7.48      7.47
 Average Life:         23.65     16.42     14.41     11.18     10.14      8.36
 Duration:             10.71      8.88      8.24      7.08      6.70      5.95
 First Prin Pay:       10/15     11/06      6/05     12/03     12/03      2/04
 Last Prin Pay:         1/27     10/22      9/20      2/16      9/13      6/09
 ---------------------------
 To Maturity:
 Bond Yield:            7.49      7.49      7.49      7.48      7.48      7.48
 Average Life:         23.77     16.83     14.91     11.79     10.82      9.20
 Duration:             10.72      8.94      8.32      7.22      6.88      6.27
 First Prin Pay:       10/15     11/06      6/05     12/03     12/03      2/04
 Last Prin Pay:         4/28     12/26      1/26      9/22      5/20      9/15
 -----------------------------------------------------------------------------







The above analysis has not been prepared nor reviewed by the Issuer and is not intended to be a prospectus. Any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.




CREDIT | FIRST
SUISSE | BOSTON                                                               2

       Bombardier Manufactured Housing Contract Pass-Through Certificates,
                                  Series 1998-C
                             Computational Materials



 BOND PROFILE SUMMARY

 -----------------------------------------------------------------------------
 Percent of MHP:           0        75       100       160       200       300
 -----------------------------------------------------------------------------


 M2 A SUB
 Price: 99-31       Coupon: 7.8900                 Original Par:    10,426,000
 -----------------------------------------------------------------------------
 To Call:
 Bond Yield:            7.99      7.99      7.99      7.98      7.98      7.97
 Average Life:         23.65     16.42     14.41     11.18     10.14      8.36
 Duration:             10.26      8.58      7.98      6.89      6.53      5.82
 First Prin Pay:       10/15     11/06      6/05     12/03     12/03      2/04
 Last Prin Pay:         1/27     10/22      9/20      2/16      9/13      6/09
 ---------------------------
 To Maturity:
 Bond Yield:            7.99      7.99      7.99      7.98      7.98      7.98
 Average Life:         23.76     16.78     14.85     11.71     10.74      9.14
 Duration:             10.27      8.63      8.05      7.00      6.69      6.11
 First Prin Pay:       10/15     11/06      6/05     12/03     12/03      2/04
 Last Prin Pay:         2/28      5/26      2/25      6/21      2/19     11/14
 -----------------------------------------------------------------------------


 B1 BBB SUB
 Price: 92-27       Coupon: 8.5000                 Original Par:     8,056,000
 -----------------------------------------------------------------------------
 To Call:
 Bond Yield:            9.39      9.53      9.59      9.73      9.78      9.91
 Average Life:         23.65     16.42     14.41     11.18     10.14      8.36
 Duration:              9.27      7.89      7.37      6.42      6.12      5.52
 First Prin Pay:       10/15     11/06      6/05     12/03     12/03      2/04
 Last Prin Pay:         1/27     10/22      9/20      2/16      9/13      6/09
 ---------------------------
 To Maturity:
 Bond Yield:            9.39      9.52      9.59      9.72      9.77      9.87
 Average Life:         23.72     16.63     14.66     11.49     10.55      9.00
 Duration:              9.27      7.90      7.39      6.47      6.21      5.72
 First Prin Pay:       10/15     11/06      6/05     12/03     12/03      2/04
 Last Prin Pay:        10/27      4/25      9/23      7/19      7/17      8/13
 -----------------------------------------------------------------------------





The above analysis has not been prepared nor reviewed by the Issuer and is not intended to be a prospectus. Any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.




CREDIT | FIRST
SUISSE | BOSTON                                                               3

       Bombardier Manufactured Housing Contract Pass-Through Certificates,
                                  Series 1998-C
                             Computational Materials



 Percent of Principal Outstanding of Class A
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 November 15, 1999             96          92          90          87          84          79
 November 15, 2000             94          85          82          74          69          58
 November 15, 2001             93          78          73          62          56          40
 November 15, 2002             91          71          65          52          44          26
 November 15, 2003             89          65          58          42          33          14
 November 15, 2004             87          59          51          37          29          12
 November 15, 2005             84          53          45          33          25           9
 November 15, 2006             82          47          41          29          21           8
 November 15, 2007             79          43          38          26          18           6
 November 15, 2008             76          40          35          23          16           5
 November 15, 2009             72          37          32          20          13           4
 November 15, 2010             69          34          29          17          11           3
 November 15, 2011             65          32          26          15          10           2
 November 15, 2012             60          29          23          13           8           2
 November 15, 2013             56          26          21          11           7           1
 November 15, 2014             51          24          19          10           5           1
 November 15, 2015             46          21          16           8           4           0
 November 15, 2016             43          19          14           7           3           0
 November 15, 2017             39          17          12           5           3           0
 November 15, 2018             36          14          11           4           2           0
 November 15, 2019             33          13           9           3           1           0
 November 15, 2020             30          11           8           3           1           0
 November 15, 2021             27           9           6           2           0           0
 November 15, 2022             24           8           5           1           0           0
 November 15, 2023             20           6           4           0           0           0
 November 15, 2024             17           5           3           0           0           0
 November 15, 2025             13           3           2           0           0           0
 November 15, 2026              9           2           0           0           0           0
 November 15, 2027              4           0           0           0           0           0
 November 15, 2028              0           0           0           0           0           0

 Avg Life In Years:          16.3         9.9         8.6         6.3         5.1         3.2


The above analysis has not been prepared nor reviewed by the Issuer and is not intended to be a prospectus. Any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.




CREDIT | FIRST
SUISSE | BOSTON                                                               4

       Bombardier Manufactured Housing Contract Pass-Through Certificates,
                                  Series 1998-C
                             Computational Materials





 Percent of Principal Outstanding of Class M-1
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 November 15, 1999            100         100         100         100         100         100
 November 15, 2000            100         100         100         100         100         100
 November 15, 2001            100         100         100         100         100         100
 November 15, 2002            100         100         100         100         100         100
 November 15, 2003            100         100         100         100         100         100
 November 15, 2004            100         100         100          89          87          85
 November 15, 2005            100         100          96          78          75          68
 November 15, 2006            100          99          88          69          65          55
 November 15, 2007            100          92          80          61          56          44
 November 15, 2008            100          85          73          54          48          34
 November 15, 2009            100          79          67          47          41          26
 November 15, 2010            100          73          61          41          35          20
 November 15, 2011            100          67          55          36          29          15
 November 15, 2012            100          61          49          31          24          11
 November 15, 2013            100          56          44          27          20           8
 November 15, 2014            100          50          39          23          16           5
 November 15, 2015             99          45          35          19          13           0
 November 15, 2016             92          40          31          16          10           0
 November 15, 2017             84          35          26          13           8           0
 November 15, 2018             76          31          22          10           6           0
 November 15, 2019             71          27          19           8           2           0
 November 15, 2020             65          24          16           6           0           0
 November 15, 2021             58          20          13           3           0           0
 November 15, 2022             51          16          11           0           0           0
 November 15, 2023             43          13           8           0           0           0
 November 15, 2024             36          10           6           0           0           0
 November 15, 2025             28           7           1           0           0           0
 November 15, 2026             18           0           0           0           0           0
 November 15, 2027              8           0           0           0           0           0
 November 15, 2028              0           0           0           0           0           0

 Avg Life In Years:          23.8        16.8        14.9        11.8        10.8         9.2



The above analysis has not been prepared nor reviewed by the Issuer and is not intended to be a prospectus. Any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.




CREDIT | FIRST
SUISSE | BOSTON                                                               5

       Bombardier Manufactured Housing Contract Pass-Through Certificates,
                                  Series 1998-C
                             Computational Materials



 Percent of Principal Outstanding of Class M-2
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 November 15, 1999            100         100         100         100         100         100
 November 15, 2000            100         100         100         100         100         100
 November 15, 2001            100         100         100         100         100         100
 November 15, 2002            100         100         100         100         100         100
 November 15, 2003            100         100         100         100         100         100
 November 15, 2004            100         100         100          89          87          85
 November 15, 2005            100         100          96          78          75          68
 November 15, 2006            100          99          88          69          65          55
 November 15, 2007            100          92          80          61          56          44
 November 15, 2008            100          85          73          54          48          34
 November 15, 2009            100          79          67          47          41          26
 November 15, 2010            100          73          61          41          35          20
 November 15, 2011            100          67          55          36          29          15
 November 15, 2012            100          61          49          31          24          11
 November 15, 2013            100          56          44          27          20           6
 November 15, 2014            100          50          39          23          16           0
 November 15, 2015             99          45          35          19          13           0
 November 15, 2016             92          40          31          16          10           0
 November 15, 2017             84          35          26          13           6           0
 November 15, 2018             76          31          22          10           1           0
 November 15, 2019             71          27          19           7           0           0
 November 15, 2020             65          24          16           2           0           0
 November 15, 2021             58          20          13           0           0           0
 November 15, 2022             51          16          11           0           0           0
 November 15, 2023             43          13           7           0           0           0
 November 15, 2024             36          10           1           0           0           0
 November 15, 2025             28           4           0           0           0           0
 November 15, 2026             18           0           0           0           0           0
 November 15, 2027              6           0           0           0           0           0
 November 15, 2028              0           0           0           0           0           0

 Avg Life In Years:          23.8        16.8        14.8        11.7        10.7         9.1



The above analysis has not been prepared nor reviewed by the Issuer and is not intended to be a prospectus. Any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.




CREDIT | FIRST
SUISSE | BOSTON                                                               6

       Bombardier Manufactured Housing Contract Pass-Through Certificates,
                                  Series 1998-C
                             Computational Materials





 Percent of Principal Outstanding of Class B-1
 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         160         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 November 15, 1999            100         100         100         100         100         100
 November 15, 2000            100         100         100         100         100         100
 November 15, 2001            100         100         100         100         100         100
 November 15, 2002            100         100         100         100         100         100
 November 15, 2003            100         100         100         100         100         100
 November 15, 2004            100         100         100          89          87          85
 November 15, 2005            100         100          96          78          75          68
 November 15, 2006            100          99          88          69          65          55
 November 15, 2007            100          92          80          61          56          44
 November 15, 2008            100          85          73          54          48          34
 November 15, 2009            100          79          67          47          41          26
 November 15, 2010            100          73          61          41          35          20
 November 15, 2011            100          67          55          36          29          13
 November 15, 2012            100          61          49          31          24           5
 November 15, 2013            100          56          44          27          20           0
 November 15, 2014            100          50          39          23          15           0
 November 15, 2015             99          45          35          19           9           0
 November 15, 2016             92          40          31          14           3           0
 November 15, 2017             84          35          26           8           0           0
 November 15, 2018             76          31          22           3           0           0
 November 15, 2019             71          27          19           0           0           0
 November 15, 2020             65          24          16           0           0           0
 November 15, 2021             58          20          10           0           0           0
 November 15, 2022             51          16           4           0           0           0
 November 15, 2023             43           9           0           0           0           0
 November 15, 2024             36           2           0           0           0           0
 November 15, 2025             28           0           0           0           0           0
 November 15, 2026             18           0           0           0           0           0
 November 15, 2027              0           0           0           0           0           0
 November 15, 2028              0           0           0           0           0           0

 Avg Life In Years:          23.7        16.6        14.7        11.5        10.6         9.0





The above analysis has not been prepared nor reviewed by the Issuer and is not intended to be a prospectus. Any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.




CREDIT | FIRST
SUISSE | BOSTON                                                               7